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                                                                    EXHIBIT 24.2
                                 PIXTECH, INC.

                            Certificate of Secretary
                            ------------------------

     I, Michael Lytton, being the duly elected and acting secretary of PixTech, Inc. (the "Corporation"), a Delaware corporation, hereby certify that the following is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Corporation dated on November 20, 1998; and that said resolutions have not been amended or rescinded and are now in full force and effect.

REGISTRATION STATEMENTS ON FORM S-3
-----------------------------------

        Approval of Registration Statement

VOTED: That the Chief Executive Officer, President, and the Chief Financial Officer of the Company, each acting singly, be and hereby are authorized in the name and on behalf of the Company to execute and file with the United States Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (the "Registration Statements") relating to the registration under the Securities Act of 1933, as amended (the "Act"), of the resale of the shares of the Company's Common Stock issuable upon conversion of the Shares, such Registration Statements and any amendments thereto to be in such form as may be approved by the officer executing the same, his execution and filing thereof to be conclusive evidence of this approval; and such officers, and each acting singly, be and hereby are authorized to take any and all other action as they or any of them may deem necessary or advisable to effect such registration.

        Appointment of Attorneys-in-Fact

VOTED: That any officer of the Company executing, on behalf of the Company or in any other capacity, the Registration Statements referred to in the resolutions above and any and all amendments to such registration statements and other documents to be filed with the Commission in connection therewith is hereby authorized to execute the same through or by Jean-Luc Grand-Clement, Yves Morel or Michael Lytton, as attorney-in-fact, pursuant to a power of attorney reflecting such authorization.

     WITNESS my signature and the seal of the Corporation affixed this 13th day of January 1999.

[CORPORATE SEAL]                        /s/ Michael Lytton
                                        -------------------------
                                        Michael Lytton, Secretary